Exhibit 10.1

SIXTH AMENDMENT
TO
NOTE AND SECURITY AGREEMENT

This SIXTH AMENDMENT (this “Amendment”) TO NOTE AND SECURITY AGREEMENT dated May 13, 2025 amends that certain Note and Security Agreement dated November 14, 2024, as amended, restated, supplemented and otherwise modified from time to time up to the date hereof (the “Note”), among CH CAPITAL LENDING, LLC, a Delaware limited liability company (the “Lender”), HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation (“HOFREC”), HOF VILLAGE NEWCO, LLC, a Delaware limited liability company (“NewCo”), HOF VILLAGE RETAIL I, LLC, a Delaware limited liability company (“HOF VR I”), HOF VILLAGE RETAIL II, LLC, a Delaware limited liability company (“HOF VR II”, and collectively with HOFREC, NewCo and HOF VR I, each a “Borrower” and, collectively, jointly and severally, “Borrowers”).

WHEREAS, the Lender and the Borrowers desire to amend certain provisions of the Note;

WHEREAS, pursuant to Section 7.05 of the Note, the Note may be amended by a written agreement signed by the Borrowers and Lender; and

WHEREAS, terms capitalized but not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein made and other good and valuable consideration, the undersigned agree as follows:

1. The definition of “Facility Amount” in Section 1 of the Note is amended and restated in its entirety to read as follows: ““Facility Amount” means $10,000,000.”

2. The definition of “Maturity Date” in Section 1 of the Note is amended to replace the reference to March 31, 2025 with a reference to September 30, 2025.

3. The first paragraph of Section 2 of the Note is deleted in its entirety and replaced with the following:

“Subject to the terms and conditions of the Loan Documents, Lender may from time to time in its sole discretion agree to make to Borrowers one or more Loans in an aggregate amount not to exceed the Facility Amount. Amounts repaid may be reborrowed in the sole discretion of Lender and otherwise subject to the terms and conditions hereof.

In order to request a Loan, HOFREC will submit to Lender a written advancement request (email being sufficient) (any such request, an “Advancement Request” unless such request exclusively relates to funding for payroll (hereinafter referred to as a “Payroll Advancement Request”)) that includes reasonable details regarding the following:

(i) the principal amount of the requested Loan,

(ii) if such request is an Advancement Request, the intended use of the requested funds,

(iii) if such request is a Payroll Advancement Request, Borrower will state in the Payroll Advancement Request that the proceeds of the requested Loan will be used exclusively to fund Borrower’s payroll together with the commencement date of the payroll period to which such requested Loan relates,

(iv) if such Advancement Request is not a Payroll Advancement Request, the party(ies) to whom the proceeds of the Loan will be paid, and

(v) any other information reasonably requested by Lender in connection with its evaluation of the Advancement Request or Payroll Advancement Request.

All Advancement Requests and Payroll Advancement Requests shall be delivered by email to Richard Klein at [**********] with copies to Rick Miller at [**********], Kyle Angelos at [**********] and Eric Dobi at [**********]. Payroll Advancement Requests shall be delivered to Lender five (5) business days prior to the commencement of the subject payroll period and Lender shall have two (2) business days to review and discuss such Payroll Advancement Request with Borrower. If Lender approves the Payroll Advancement Request, Lender will promptly (and in any event within one (1) Business Day after such approval) disburse the applicable funds to the applicable Borrower(s).

Following receipt of an Advancement Request that is not a Payroll Advancement Request, Lender will have two (2) business days to notify the Borrowers in writing (email being sufficient) if such request has been approved or denied by Lender. If Lender approves the Advancement Request, Lender will promptly (and in any event within two (2) Business Days after such approval) disburse the applicable funds at Lender’s option to either the applicable Borrower(s) or to the recipient(s) named in such Advancement Request in accordance with the payment instructions set forth in such Advancement Request.

All Advancement Request and Payroll Advancement Request responses by Lender shall be delivered by email to the following individuals: Eric Hess, addressed to [**********] with a copy to Karl Holtz at [**********].

4. Section 5.06 of the Note is amended and restated in its entirety to read as follows:

“HOFREC and Lender will use their respective good faith efforts to achieve any take private transaction deal milestones mutually agreed by the parties hereto (acting reasonably) including the following:

(a)	On or before 5:00 p.m. (Eastern) on May 9, 2025, representatives of Lender and Borrower will develop an analysis setting forth Borrower’s estimated weekly working capital requirements for the period commencing on May 1, 2025 and ending on July 31, 2025 (the “Estimated Working Capital Model”). For the avoidance of doubt, the purpose of the Estimated Working Capital Model is to inform the analysis and decisions regarding Advancement Requests and Payroll Advancement Requests. Borrower expressly acknowledges and agrees that such Estimated Working Capital Model will not in any way be determinative of the amount of Loans that Borrower may request pursuant to this Note, all such Loans to be subject to the then applicable Facility Amount and Lender’s approval.”.

5. Except as expressly amended in accordance with this Amendment, the Note and the Loan Documents (as defined in the Note) shall remain unmodified and in full force and effect. Any reference to the Note in any other document shall refer to the Note as amended hereby. In the event of any conflict between the terms of the Note and the terms of this Amendment, the terms of this Amendment shall control.

6. This Amendment may be executed, including by electronic transmission, in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same instrument.

7. This Amendment shall be construed and enforced in accordance with the laws of the State of New York without regard to the application of the principles of conflicts or choice or laws (other than New York General Obligations Law 5-1401 and 5-1402).

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first indicated above.

BORROWERS:

HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation

By:	/s/ Michael Crawford
Name:	Michael Crawford
Title:	President and Chief Executive Officer

HOF VILLAGE NEWCO, LLC, a Delaware limited liability company

By:	/s/ Michael Crawford
Name:	Michael Crawford
Title:	President and Chief Executive Officer

HOF VILLAGE RETAIL I, LLC, a Delaware limited liability company

By:	/s/ Michael Crawford
Name:	Michael Crawford
Title:	President and Chief Executive Officer

HOF VILLAGE RETAIL II, LLC, a Delaware limited liability company

By:	/s/ Michael Crawford
Name:	Michael Crawford
Title:	President and Chief Executive Officer

LENDER:

CH CAPITAL LENDING, LLC, a Delaware limited liability company

By: Holdings SPE Manager, LLC, its Manager

By:	/s/ Richard H. Klein
Name:	Richard H. Klein
Title:	Chief Financial Officer